Q1 2026 Investor Presentation (WSBC financials as of the three months ended December 31, 2025) John Iannone Senior Vice President & Director of Investor Relations 304-905-7021 Note: update footnote copyright year annually

Differentiated Regional Financial Services Institution

Diversified business model with strong market presence

WesBanco

- Strong and diversified market presence across economically diverse geographies that supports disciplined organic growth
  - Top 100 U.S. bank, based on total assets
- Granular core deposit funding base supports robust commercial and consumer business model
  - Differentiated and competitive deposit profile
- Diversified revenue streams built upon unique long-term advantages
  - 8% organic loan growth CAGR since 12/31/2021
  - $10+ billion wealth management business
- Distinct long-term growth strategies built upon prudent credit, capital, and risk management
  - Peer-leading credit quality metrics

Strong Market Presence in Major Markets


Michigan
Indiana
Ohio
Pennsylvania
Maryland
West Virginia
Virginia
Kentucky
Tennessee
North Carolina
#10
Pgh
#9
#11
#3
#12
Cleveland
Akron
Canton
Pittsburgh
Wheeling
Columbus
Indianapolis
Dayton
Morgantown
Baltimore
Washington DC
Cincinnati
Louisville
Frankfort
Huntington
Charleston
Lexington
Elizabethtown
Nashville
Knoxville
Chattanooga

Broad and Diversified Market Distribution


Deposits
TN 0%
IN 6%
KY 13%
MD 13%
MI 2%
OH 38%
PA 10%
WV 18%


Loans
TN 2%
IN 5%
KY 9%
MD 17%
MI 1%
OH 49%
PA 7%
WV 10%

Note: average loan and deposit data as of 12/31/2025; location data as of 12/31/2025 (loan production offices indicated by red dots); market share based on 2025 state deposit rankings (except Pittsburgh which is MSA)(source: S&P Capital IQ as of 10/2/2024) (exclusions: Pittsburgh MSA – BNY Mellon, Raymond James; MD – Forbright, Capital Funding)

©2026 WesBanco, Inc. | All rights reserved

2

Broad and diversified loan and deposit distribution across footprint Full suite of commercial and consumer banking capabilities 100+ year-old wealth management business with $10.4B under management Robust legacy deposit base provides core funding and pricing advantages Streamlining through digitization and technology investments Unique advantages, sustainable growth, shareholder focus Note: assets under trust are market value of Trust & Investment Services assets under management of $7.9B and securities brokerage assets are account value (including annuities) of $2.5B, both as of 12/31/2025; Moody’s Ratings announced 9/5/2025; Kroll Bond Rating Agency ratings affirmation announced 7/30/2025 Investment Rationale Broad and Diversified with Unique Long-Term Advantages Disciplined Growth from Distinct Long-Term Growth Strategies Legacy of Credit Quality, Risk Management, and Shareholder Focus Organic growth-oriented business model that support positive operating leverage Relationship-focused model that meets customer needs efficiently and effectively Leveraging digital capabilities to drive customer relationship value Focus on positive operating leverage built upon a culture of expense management Critical, long-term focus on shareholder return Uncompromising approach to risk management, credit underwriting, and capital management Eight consecutive “outstanding” CRA ratings from the FDIC since 2003 WesBanco, Inc. ratings: Moody’s issuer rating of Baa3 and Kroll senior unsecured debt ratings of BBB+

Organic growth-oriented business model Long-Term Growth Strategies Focus on Delivering Positive Operating Leverage Strong Legacy of Credit, Capital, and Risk Management Diversified Loan Portfolio Built upon a Relationship Focused Model Distinct Revenue Capabilities, Led by 100+ Year Wealth Management Business Digital Banking Service Strategies and Core Deposit Advantage Franchise-Enhancing Expansion through LPO Strategy and Targeted Acquisitions

Diversified Loan Portfolio

Diversified growth strategy built upon relationships & credit quality

WesBanco

- Focus on strategic diversification and growth built upon with prudent underwriting standards
  - Focus on relationship lending that includes deposits and fee-based services
  - Commercial lending focus combined with a solid residential lending program
- Healthcare vertical launched during 2024 to serve the continuum of care across the healthcare industry through full relationship banking
- Successful loan production office strategy in contiguous markets
- Average loans to average deposits ratio of 88.8% provides opportunity for continued loan growth
- Manageable lending exposures
  - Office investment loan portfolio ~$575 million (3% of the total loan portfolio) and in stable condition
    - Geographically diverse (no Tier 1 cities)
    - Average loan-to-value ~65%
    - Average debt service coverage ratio ~1.4x

$19.2 Billion Loan Portfolio


Comm'l R/E: Improved Property 33%
Comm'l & Industrial 15%
Consumer 2%
HELOC 6%
Residential R/E 21%
Comm'l R/E: Land, Construction 9%
Comm'l R/E: Owner Occupied 14%

CAGR Since 12/31/2021

Loan Category	Total	Organic
Total	19%	8%
C&I	16%	4%
Comm'l R/E (Total)	19%	9%
HELOC	17%	12%
Residential R/E	23%	10%
Consumer	6%	(22%)

Note: loan and deposit data as of quarter ending 12/31/2025; loan-to-value and debt service coverage as of 9/30/2025; office investment portfolio excludes owner-occupied; organic CAGR, as of 12/31/2025, excludes closed acquisitions since 12/31/2021 (please see slide 12)

©2026 WesBanco, Inc. | All rights reserved 5

Securities Brokerage $2.5B in account value 11,800+ accounts* Wide-range of investment services and products to individuals and companies Securities investment sales, investment advisory services, financial and retirement planning, and college funding plans Member of FINRA Trust & Investment Services 100+ years of experience $7.9B of trust and mutual fund assets under management 7,500+ relationships Personal trust, estate management, investment management, and financial planning services WesMark Funds – six proprietary funds across equities, bonds, and tactical assets Strong capabilities built upon a century of success Note: assets, loans, deposits, and clients as of 12/31/2025; chart financials as of 12/31 unless otherwise stated; Trust & Investment Services trust and mutual fund assets under management (“AUM”) are market value and Securities Brokerage is account value (including annuities and managed accounts); * does not include PFC Wealth Management $0.1 $0.4 $0.8 $1.1 Private Client Loans and Deposits (as of 12/31) ($B) CAGR 33% Trust & Investment Services AUM (Market Value as of 12/31) ($B) CAGR 5.5% 9/30 9/30 Private Client $3.0B in private client loans and deposits 9,800+ relationships Cash management, specialized lending, business planning, and asset and wealth management $3.0 Securities Brokerage Account Value (Market Value as of 12/31) ($B) CAGR 16% 9/30 Insurance: personal, commercial, title, health, and life; digital insurance agency for both personal and commercial property & casualty; and third-party administrator (TPA) services for small business healthcare plans

New capabilities with long-term growth opportunities Treasury Management Building comprehensive relationships by strategically partnering with commercial and business bankers to provide business clients with individualized services to improve cash flow management, increase earning power, and strengthen fraud protection Key services Online and mobile access Deposit services Payables Sweep products Fraud and risk mitigation Key products Multi-card (purchasing, T&E, fleet, virtual cards) Deposit escrow sub-accounting capabilities Integrated payables Integrated receivables Multi-Card Clients and Spend Total TM Revenue ($MM) Note: treasury management (“TM”) revenue is recognized in service charges on deposits in WesBanco’s financial statements

Core Deposit Funding and Pricing Advantages

Differentiated and competitive deposit profile

- Granular core deposit funding base supports organic growth model while providing a competitive funding advantage
- Total demand deposits (~49% of total deposits) have grown organically 3% (5-year CAGR)
  - Reflects the impact of $1.3 billion of certificates of deposit from the PFC acquisition, which represented ~20% of PFC total deposits, as compared to ~12% for stand-alone WesBanco (at the time of the acquisition)
- Average loans to average deposits ratio of 88.8% provides opportunity for continued loan growth

Non-Interest Bearing Deposits as % of Total Deposits


24.8%
24.9%
2017
2018
2019
2020
2021
2022
2023
2024
Q4 2025
WSBC
$20-50B Peer Avg

Total Deposits Funding Cost


1.89%
1.84%
2017
2018
2019
2020
2021
2022
2023
2024
Q4 2025
WSBC
$20-50B Peer Avg

Note: quarterly financial data; organic CAGR excludes acquisitions during the last 5 years (please see slide 12); peer bank group includes all U.S. banks with total assets of $20B to $50B (excluding FINN) from S&P Capital IQ (as of 2/2/2026) and represent simple averages; total deposits funding cost includes non-interest bearing deposits

©2026 WesBanco, Inc. | All rights reserved
8

Focus on continued expansion of successful loan production office (“LPO”) strategy in new higher-growth metro areas Long-term focus on appropriate capital management to enhance shareholder value Strong capital and liquidity, along with strong regulatory compliance processes, provides ability to execute transactions quickly Diligent efforts to maintain a community bank-oriented, value-based approach to our markets History of successful acquisitions that have improved earnings Franchise-Enhancing Expansion Loan production office strategy and targeted acquisitions Note: Wheeling headquarters indicated by green star; loan production office strategy indicated by red dots; AmTrust was an acquisition of five branches Franchise-Enhancing Expansion Contiguous Markets Expansion Franchise-Enhancing Expansion Mergers PFC OLBK FFKT FTSB YCB ESB FSBI AmTrust OAKF Closed Feb-2025 Nov-2019 Aug-2018 Apr-2018 Sep-2016 Feb-2015 Nov-2012 Mar-2009 Nov-2007 Loan Production Offices Knoxville (2Q2025) Chattanooga (3Q2023) Indianapolis (2Q2022) Nashville (1Q2022) Northern VA (3Q2021; +commercial 2Q2025)

(1) Track-record of expense control with on-going enhancement efforts Note: financial data as of 12/31; current year data as of 12/31/2025 year-to-date; balance sheet data as of period ends (1) Non-GAAP measure – please see reconciliation in appendix; non-interest expense excludes restructuring and merger-related expenses Delivering Positive Operating Leverage ESB Merger (Feb-15) Fidelity Merger (Nov-12) YCB Merger (Sep-16) FTSB (Apr-18) & FFKT (Aug-18) Mergers OLBK Merger (Nov-19) Track-record of disciplined growth, balanced by a fundamental focus on expense management, in order to deliver positive operating leverage and enhance shareholder value Implemented the next phase of our financial center optimization strategy with the closure of 27 financial centers on January 23, 2026 PFC Merger (Feb-25)

Disciplined Capital Allocation

Capital ratios above both regulatory and well-capitalized levels

- Capital management strategy focused on dividends and loan growth followed by share repurchases and, lastly, shareholder-enhancing acquisitions
    - Q4 2025 dividend yield 4.1%, compared to 3.6% for bank group
    - ~0.9 million shares continue to remain for repurchase (as of 12/31/2025)(1)
- Organic generation of tangible book value of ~$0.75 per share and CET1 ratio of 15-20 basis points per quarter
- Strong legacy of credit and risk management and regulatory compliance
- Eight consecutive "outstanding" CRA ratings since 2003

Common Equity Tier 1 (CET1) Capital Ratio


12.77%
11.20%
10.99%
12.07%
10.34%
4Q2021
4Q2022
4Q2023
4Q2024
4Q2025
memo
WSBC
target level
10.5-11.0%

Tier 1 Leverage Capital Ratio


10.02%
9.90%
9.87%
10.68%
9.42%
4Q2021
4Q2022
4Q2023
4Q2024
4Q2025
memo
Well-
Capitalized
5.0%
Required
4.0%

Note: capital ratios enhanced by August 2020 preferred stock issuance of $150MM, August 2024 common equity raise of $200MM (in conjunction with the acquisition of Premier Financial Corp.), and September 2025 preferred stock issuance of $230MM;dividend through August 2025 declaration announcement; WSBC dividend yield based upon 2/2/2026 closing stock price of $36.01; peer bank group includes all U.S. banks with total assets of $20B to $50B (as of most recent period) from S&P Capital IQ (as of 2/2/2026 and represent simple average)

(1) Under the existing share repurchase authorization that was approved on February 24, 2022 by WesBanco's Board of Directors

©2026 WesBanco, Inc. | All rights reserved 11

Financial Overview

Full year diluted EPS(1) of $3.40, increased 45% compared to the prior year Net interest margin of 3.61% increased 58 basis points year-over-year reflecting higher earning asset yields and lower funding costs Total organic loan growth was 5.2% YoY and 6.2% QoQ annualized Commercial real estate payoffs increased to roughly $415 million during Q4 2025, an approximate 4% headwind to loan growth Deposit growth fully funded loan growth both year-over-year and sequentially Efficiency ratio of 51.6% improved 8 percentage points year-over-year due to expense synergies generated from the PFC acquisition and driving positive operating leverage Successfully closed 27 locations on January 23rd, as previously announced Net Income Available to Common Shareholders and Diluted EPS(1) $80.9 million; $0.84/share Net Interest Margin +58bp YoY Total Loan Growth +51.9% YoY; +6.2% QoQ (annualized) Total Deposit Growth +53.3% YoY; +7.2% QoQ (annualized) Non-Performing Assets to Total Assets 0.33% CET1 Capital Ratio 10.34% 2025 was another year of disciplined growth and strong execution Note: financial and operational highlights during the quarter ended December 31, 2025; EPS = earnings per share; PFC = Premier Financial Corp.; YoY = year-over-year; QoQ = quarter-over-quarter; bp = basis points; CET1 = common equity tier 1 Non-GAAP measure – please see reconciliation in appendix Q4 2025 Financial and Operational Highlights [slide same as 1/27/2026 disclosure and SEC filing]

Reflecting $5.9 billion of loans from PFC and organic growth, total loans increased 51.9% YoY to $19.2 billion Total organic loan growth was +5.2% YoY and +1.6% (or +6.2% annualized) QoQ, reflecting the strength of WesBanco’s organic growth-oriented business model CRE loan payoffs totaled approximately $905 million for 2025, as compared to approximately $347 million(1) last year The increase in payoffs negatively impacted YoY and annualized QoQ loan growth by approximately 4% PFC and loan production offices are contributing meaningfully to the commercial loan pipeline, which totaled more than $1.2 billion, as of 12/31/2025 C&I line utilization was approximately 37% for Q4 2025, as compared to a mid-40% range prior to the pandemic Total organic loan growth of 5.2% YoY and 6.2% QoQ annualized Q4 2025 Total Portfolio Loans Note: commercial payoffs and new originations and associated yields (in charts above) (1) WesBanco-only and does not include PFC [slide same as 1/27/2026 disclosure and SEC filing]

NIM benefiting from loan growth and management of funding costs Q4 2025 NIM of 3.61% improved 58 basis points YoY, through a combination of higher loan and securities yields and lower funding costs NIM increased 8 basis points on a sequential quarter basis due primarily to lower Federal Home Loan Bank borrowings and associated costs Deposit funding costs, including non-interest bearing deposits, were 184 basis points and decreased 13 basis points YoY and 8 basis points QoQ Average FHLB borrowings of $1.0 billion decreased $452 million quarter-over-quarter as advances were paid-off with excess deposits Of the $1.2 billion of borrowings at 12/31/2025, approximately 96% have 2026 maturities, with an average rate of 3.94% Q4 2025 Net Interest Margin (NIM) [slide same as 1/27/2026 disclosure and SEC filing]

Strong operating measures compared to peer bank group Note: financial data is year-to-date for dates specified; peer bank group includes all U.S. banks with total assets of $20B to $50B from S&P Capital IQ (as of 11/3/2025 and represent simple averages; NIM (fully taxable-equivalent (FTE) and annualized basis) and non-interest expense (does not exclude restructuring & merger-related expenses) are company reported; other figures are S&P calculations); 2020 and 2021 comparability impacted by timing of the adoption of Current Expected Credit Losses (“CECL”) accounting standard and economic assumptions used by each bank (WSBC adopted January 1, 2020); please see reconciliations in the appendix Return on Average Assets Non-Interest Expense to Total Assets Net Interest Margin Return on Average Tangible Common Equity Disciplined Execution upon Growth Strategies 1.09% 1.40% 1.19% 0.81% 0.88% 15.5% 16.7% 16.9% 13.2% 11.0% Consider replacing with efficiency ratio?

Favorable asset quality measures compared to peer bank group Note: financial data as of quarter ending for dates specified; peer bank group includes all U.S. banks with total assets of $20B to $50B from S&P Capital IQ (as of 2/2/2026) and represent simple averages except criticized & classified loans as % of total loans which is a weighted average; 2020 and 2021 comparability impacted by timing of the adoption of Current Expected Credit Losses (“CECL”) accounting standard and economic assumptions used by each bank (WSBC adopted January 1, 2020) Non-Performing Assets as % of Total Assets Net Charge-Offs as % of Average Loans (YTD Annualized) Allowance for Credit Losses as % of Total Loans Criticized & Classified Loans as % of Total Loans Strong Legacy of Credit Quality

Appendix

Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2024 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”) including WesBanco’s Form 10-Q for the quarters ended March 31, June 30 and September 30, 2025, which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.WesBanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, the expected cost savings and any revenue synergies from the merger of WesBanco and Premier may not be fully realized within the expected timeframes; disruption from the merger of WesBanco and Premier may make it more difficult to maintain relationships with clients, associates, or suppliers; the effects of changing regional and national economic conditions, changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the Consumer Financial Protection Bureau, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements. While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Statements in this presentation with respect to the benefits of the merger between WesBanco and Premier, the parties’ plans, obligations, expectations, and intentions, and the statements with respect to accretion, earn back of tangible book value, tangible book value dilution and internal rate of return, constitute forward-looking statements as defined by federal securities laws. Such statements are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: the expected cost savings and any revenue synergies from the merger may not be fully realized within the expected time frames; disruption from the merger may make it more difficult to maintain relationships with clients, associates, or suppliers; changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of other business strategies; the nature, extent, and timing of governmental actions and reforms; extended disruption of vital infrastructure; and other factors described in WesBanco’s 2024 Annual Report on Form 10-K and documents subsequently filed by WesBanco with the Securities and Exchange Commission. In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), WesBanco's management uses, and this presentation contains or references, certain non-GAAP financial measures, such as pre-tax pre-provision income, tangible common equity/tangible assets; net income excluding after-tax restructuring and merger-related expenses and excluding after-tax day one provision for credit losses on acquired loans; efficiency ratio; return on average assets; and return on average tangible equity. WesBanco believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although WesBanco believes that these non-GAAP financial measures enhance investors' understanding of WesBanco's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the Quarterly Reports on Forms 10-Q for WesBanco and its subsidiaries, as well as other filings that the company has made with the SEC. Forward-Looking Statements and Non-GAAP Financial Measures

Core EPS Accretion Net Interest Margin Efficiency Ratio Return on Average Assets Tier 1 Leverage Ratio Total Risk-Based Capital Ratio Successful integration of Premier Financial Corp. acquisition Differentiated Regional Financial Services Institution Note: Acquisition Presentation metrics filed with the SEC on July 26, 2024 Assumes a 1/1/2025 closing and fully phased in cost saves excludes merger-related charges and Non-PCD CECL Day-2 double count Reflects a 2/28/2025 closing and approximately 6 months of cost saves; excludes merger-related charges and Non-PCD CECL Day-2 double count; includes redemption premium on Series A Preferred Stock of $5.5MM and interest on both the Series A and Series B Preferred Stock during Q4 2025 totaling $7.4 million Acquisition Presentation(1) 40% 3.46% 51% 1.3% 8.6% 13.2% 2025 Results(2) 45% 3.53% 53% 1.2% 9.4% 13.9%

Robust Digital Capabilities

Leveraging digital to drive customer value and enterprise efficiency

WesBanco


Cloud Based and Open Architecture
Data Management and Analytics
Customer Centricity
Continuous Integration and Delivery
Unified Payments Infrastructure
100% Digital and Omni-Channel

- Digital banking utilization
  - ~75% of retail customers utilize online digital banking services
  - ~5.9 million web and mobile logins per month
  - ~400,000 mobile wallet transactions, ~75,000 Zelle® payments, and ~37,000 mobile deposits per month

- Digital acquisition
  - ~40% of residential mortgage applications submitted via online portal
  - >530 deposit accounts opened online per month
  - WesBanco Insurance Services launched white-label insurance capabilities with a web-based term-life insurance platform, and a fully-integrated digital property and casualty insurance for consumers and small businesses

- State-of-the-art core banking software system
  - Omni-channel presence – real-time account activity across all channels
  - Improved customer service through reduced manual activities
  - More efficient processing cost structure

- Cloud-based architecture utilization
  - Early adoption to leverage modernized data and application platforms, combined with significant expense and performance benefits
  - Actively analyzing advanced artificial intelligence (AI) and robotic process automation (RPA) technologies to automate business processes

Note: digital statistics as of 12/31/2025 year-to-date; Zelle® payment service added August 2021; online residential mortgage applications and deposit account opening capabilities launched July 2019; WesBanco Insurance Services online term-life and P&C insurance capabilities launched November 2020 and January 2021, respectively; core banking software system upgraded 8/2/2021

©2026 WesBanco, Inc. | All rights reserved
21

Commitment to Sustainability

Ensuring a strong financial institution for all of our stakeholders

WesBanco

$2.4 billion
Community Development Lending (2020-2024)

>7,300 jobs
Created by New Markets Loan Program (total Tax Credit Allocations 2004-2024)

$133 million
Community Reinvestment Act Investments (2024)

$5.0 million
Community Development Philanthropic Donations (2020-2024)

58,100 hours
Community Development Service Hours (2020-2024)

8 consecutive
"Outstanding" composite ratings from the FDIC for CRA performance, a period spanning more than 20 years

36% supplies
Green office supplies (<1% in 2019); ~50% when excluding food items

~30% facilities
Converted to LED lighting; will continue conversions, over time, as remodel facilities

50% workforce
Including 90% of support areas, in either a 100% remote or hybrid schedule

>25% reduction
In financial center footprint, while continuing to serve customers effectively

~70% female
Employees, including 55% of Bank Officers

60% female
Key senior executive leadership positions

25% diverse
Board of Directors (gender, ethnicity)

>10% diverse
Employees, including >7% of Bank Officers

155 years
Strong culture of credit quality, risk management, and compliance

Note: data as of 12/31/2024 except Board diversity (as of 4/16/2025) and financial center reduction (as of 1/31/2025) and compared to 12/31/2019); "CRA" is Community Reinvestment Act; "key senior executive leadership" defined as the CEO's direct reports and their direct reports; please visit wesbanco.com for the full sustainability report

©2026 WesBanco, Inc. | All rights reserved

22

Key metrics Note: PTPP = pre-tax, pre-provision Non-GAAP measure – please see reconciliation in appendix Excludes restructuring and merger-related expenses and/or day 1 provision for credit losses on acquired loans Q4 2025 Financial and Operational Highlights [slide same as 1/27/2026 disclosure and SEC filing]

Deposit growth fully funded loan growth both YoY and QoQ Note: “uninsured deposits” are approximated; “collateralized municipal deposits” are collateralized by securities Deposit growth fully funded loan growth both year-over-year and sequentially Reflecting $6.9 billion of deposits from PFC and organic growth of 4.7%, total deposits increased 53.3% YoY to $21.7 billion On a sequential quarter basis, total deposits increased $385 million, or 7.2% annualized, due to the efforts of our consumer and business teams more than offsetting the intentional runoff of $55 million of higher cost certificates of deposit Distribution: consumer ~52% and business ~32% (note: public funds, which are separately collateralized, ~16%) Average loans to average deposits were 88.8%, providing continued capacity to fund loan growth Q4 2025 Total Deposits [slide same as 1/27/2026 disclosure and SEC filing]

Tangible common equity to tangible assets ratio(1) of 8.13%, which reflects the impact of the successful closing of the PFC acquisition Weighted average yield 3.23% vs. 2.63% last year Weighted average duration 4.3 Total unrealized securities losses (after-tax): Available for Sale (“AFS”) = $142MM Held to Maturity (“HTM”)(2) = $74MM Securities represent 16% of total assets Note: securities chart excludes allowance for credit losses for HTM securities; weighted average yields have been calculated on a taxable-equivalent basis using the federal statutory rate of 21%; after-tax unrealized losses have been calculated using the Other Comprehensive Income (“OCI”) tax rate of ~23% Non-GAAP measure – please see reconciliation in appendix HTM losses not recognized in accumulated other comprehensive income Q4 2025 Total Securities [slide same as 1/27/2026 disclosure and SEC filing]

Non-interest income increased 18.9% YoY due primarily to the acquisition of PFC which drove higher service charges on deposits, trust fees, digital banking income, and bank-owned life insurance Service charges on deposits reflect the addition of PFC, fee income from new products and services and treasury management, and increased general consumer spending Reflecting record asset levels, trust fees and securities brokerage revenue increased due to the addition of PFC wealth clients, market value appreciation, and organic growth Mortgage banking income decreased due to negative fair value adjustments Gross swap fees were $3.4 million, compared to $1.3 million in the prior year Fair market valuation was $0.5 million, as compared to $1.9 million last year Fee income increased $6.9 million, or 18.9%, year-over-year Note: OREO = other real estate owned; AUM = assets under management; securities account values include annuities Q4 2025 Non-Interest Income [slide same as 1/27/2026 disclosure and SEC filing]

Expenses declined $0.4 million sequentially due to cost control Q4 2025 Non-Interest Expense Non-interest expense, excluding merger and restructuring charges, decreased sequentially from discretionary cost control Marketing expense decreased quarter-over-quarter as Q3 2025 was higher in support of our deposit campaign Non-interest expense, excluding merger and restructuring charges, increased 43.7% YoY due to the addition of the PFC expense base associated with approximately 900 employees and 70 financial centers Salaries and wages and employee benefits expense increased due to higher staffing levels and higher health insurance costs FDIC insurance expense increased due to our larger asset size Amortization of intangible assets increased due to the core deposit intangible asset that was created from the acquisition of PFC [slide same as 1/27/2026 disclosure and SEC filing]

Allowance coverage ratio of 1.14% Note: ACL at 12/31/2025 excludes off-balance sheet credit exposures of $7.0 million The allowance for credit losses on loans was $218.7 million at 12/31/2025, which provided a coverage ratio of 1.14% Excluded from the allowance for credit losses and related coverage ratio are fair market value adjustments on previously acquired loans representing 1.57% of total loans Q4 2025 Current Expected Credit Loss (CECL) [slide same as 1/27/2026 disclosure and SEC filing]

Non-Interest Expense to Total Assets and Efficiency Ratio Reconciliation Note: “non-interest expense to total assets” are annualized by utilizing the actual numbers of days in the quarter versus the year; “efficiency ratio” is non-interest expense excluding restructuring and merger-related expense divided by total income; FTE represents fully taxable equivalent; merger closings: Premier Financial Corporation February 2025; Old Line Bancshares November 2019; Farmers Capital Bank Corporation August 2018; First Sentry Bancshares April 2018; Your Community Bankshares September 2016; ESB Financial February 2015; Fidelity Bancorp November 2012; AmTrust 5 branches March 2009

Pre-Tax, Pre-Provision Income (“PTPP”) and Ratios Reconciliation

Net Income and Diluted Earnings per Share (“EPS”) Reconciliation

Return on Average Assets (1) Ratios are annualized by utilizing the actual numbers of days in the quarter versus the year Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Premier Financial Corporation merger closed February 2025 Reconciliation

Return on Average Tangible Common Equity Reconciliation (1) Amortization of intangibles tax effected at 21% for all prior periods (2) Ratios are annualized by utilizing the actual numbers of days in the quarter versus the year Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Premier Financial Corporation merger closed February 2025